Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Mid Cap Value Fund

(formerly AMG Managers Fairpointe Mid Cap Fund)

Supplement dated June 15, 2021 to the Prospectus, dated May 24, 2021

The following information supplements and supersedes any information to the contrary relating to AMG River Road Mid Cap Value Fund (formerly AMG Managers Fairpointe Mid Cap Fund) (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a special meeting held on June 14, 2021, shareholders of the Fund approved: (i) a new subadvisory agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to the Fund; (ii) a change to the Fund’s fundamental investment objective; (iii) the amendment or elimination certain of the Fund’s fundamental investment restrictions; and (iv) a modified “manager-of-managers” structure for the Fund. The Fund is no longer seeking shareholder approval to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

The Prospectus is amended as follows:

The following is added to the section titled “Additional Information About the Funds – Other Important Information About the Funds and their Investment Strategies and Risks – Investment Objectives” on page 40:

Notwithstanding the foregoing, AMG River Road Mid Cap Value Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE